Supplement dated March 31, 2009

supplementing the Prospectus,

dated May 1, 2008,

as may be revised or supplemented from time to time

of Hansberger International Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Effective immediately, the following paragraph replaces the third paragraph within the sub-section “Limits on Frequent Trading” under the section “Restrictions on Buying, Selling and Exchanging Shares”:

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces a Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by a Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of a Fund or of the fund-of-funds or asset allocation program.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE